UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 23, 2021 (November 17, 2021)

Clarim Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39954	85-3812991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Fifth Avenue, Suite 1500

New York, NY 10016

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (917) 636-7925

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-third of one Redeemable Warrant	CLRMU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	CLRM	The Nasdaq Stock Market LLC

Warrants, each exercisable for one share Class A Common Stock for $11.50 per share	CLRMW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 19, 2021, Clarim Acquisition Corp. (the “Company”) entered into a promissory note (the “Note”) of up to $750,000 with Clarim Partners, LLC (the “Sponsor”).

Under the terms and conditions of the Note, the Company may request up to five (5) drawdowns of up to $150,000 in each instance (maximum of $750,000 in aggregate) for costs reasonably related to the Company’s ongoing working capital needs and/or in order to consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the “Initial Business Combination”), if applicable.

The Note bears no interest and is not secured by the Company’s assets. The principal balance of the Note is due and payable by the Company on the earlier of: (i) February 2, 2023 or (ii) the date on which Company consummates the Initial Business Combination (such date, the “Maturity Date”).

The principal under the Note may be drawn down by the Company from time to time prior to the Maturity Date (each, a “Drawdown Request”). Each Drawdown Request must not be an amount less than $10,000, unless otherwise agreed upon by the parties. Each Drawdown Request by the Company shall be funded by Sponsor within five (5) business days.

Upon the consummation of the Initial Business Combination and without any further action by the Company or the Sponsor, the outstanding amount under the Note shall automatically convert into that number of warrants of the Company or its successor entity (the “Conversion Warrants”), equal to: (x) the outstanding amount of the Note being so converted, divided by (y) $1.50, rounded up to the nearest whole number of warrants. The Conversion Warrants will be entitled to certain registration rights, as further described in the Note and by reference therein to the Registration Rights Agreement entered into by the Company and certain other parties thereto on January 28, 2021, a copy of which was previously filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 3, 2021.

The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing description is qualified in its entirety by reference to the Note, a copy of which was attached as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2021, as filed with the SEC on November 22, 2021, and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02.

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 17, 2021, the audit committee of the board of directors of the Company concluded, after discussion with the Company’s management and advisors, that a classification error was made in certain of the Company’s previously issued financial statements, and that (i) the Company’s audited balance sheet as of February 2, 2021, filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K with the SEC on February 8, 2021, (ii) the Company’s unaudited financial statements as of March 31, 2021 contained in the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 24, 2021, and (iii) the Company’s unaudited financial statements as of June 30, 2021 contained in the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 20, 2021, should no longer be relied upon due to the reclassification of the Company’s Class A common stock as temporary equity instead of permanent equity.

In light of the above, the Company’s Chief Executive Officer and Chief Financial Officer carried out an evaluation of the effectiveness of the design and operation of the Company’s disclosure controls and procedures. Based upon their re-evaluation, the Company’s Chief Executive Officer and Chief Financial Officer concluded that the Company’s disclosure controls and procedures were not effective during the period of time the error described above persisted, due to a material weakness in internal controls over financial reporting in analyzing complex financial instruments. In light of this material weakness, the Company performed additional analysis as deemed necessary to ensure that the Company’s unaudited interim financial statements were prepared in accordance with U.S. generally accepted accounting principles. The Company reflected the restatements in Note 2 of the financial statements included in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2021, filed with the SEC on November 22, 2021. Accordingly, management believes that the financial statements included in such report present fairly in all material respects the Company’s financial position, results of operations and cash flows for the periods presented.

The audit committee discussed the above disclosed matters with the Company’s independent registered public accounting firm, Marcum LLP.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Title
10.1*	Promissory Note, dated November 19, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Previously filed (incorporated herein by reference to Exhibit 10.1 to the Company’s Quarterly Report for the quarter ended September 30, 2021 on Form 10-Q, as filed with the SEC on November 22, 2021).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 23, 2021	Clarim Acquisition Corp.

	By:	/s/ Jaymin Patel
Name: Jaymin Patel
Title: Chief Financial Officer, President and Director